SUPPLEMENT DATED FEBRUARY 17, 2006

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS INDICATED BELOW

The following supplements (and supersedes, where applicable) the information contained in the funds’ Statements of Additional Information concerning sales charge waivers that apply to purchases of Class A shares of the Funds:

Purchases of Class A shares may be made at net asset value without an initial sales charge by (i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase).

Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information.

Salomon Brothers Series Funds Inc	April 29, 2005
Salomon Brothers All Cap Value Fund Salomon Brothers Balanced Fund Salomon Brothers High Yield Bond Fund Salomon Brothers Large Cap Growth Fund

Salomon Brothers Short/Intermediate U.S. Government Fund Salomon Brothers Small Cap Growth Fund Salomon Brothers Strategic Bond Fund
Salomon Brothers Capital Fund Inc	April 29, 2005
Salomon Brothers Investors Value Fund Inc	April 29, 2005
Salomon Funds Trust	April 29, 2005
Salomon Brothers California Tax Free Bond Fund Salomon Brothers Mid Cap Fund Salomon Brothers National Tax Free Bond Fund Salomon Brothers New York Tax Free Bond Fund
Citifunds Trust I
Salomon Brothers Aggressive Growth Fund	April 29, 2005
Smith Barney Investment Series
SB Growth and Income Fund (Salomon Brothers Shares)	February 25, 2005
SB Adjustable Rate Income Fund	September 28, 2005
(Salomon Brothers Shares)
Smith Barney Income Funds
SB Capital and Income Fund (Salomon Brothers Shares)	April 29, 2005
SB Convertible Fund (Salomon Brothers Shares)	November 28, 2005